SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series CMT-1)
             (Exact name of registrant as specified in its charter)



   Delaware                    001-32142                      13-3891329
(State or other              (Commission File               (I.R.S Employer
jurisdiction of                   Number)                  Identification No.)
 incorporation)


       World Financial Center
         New York, New York                                      10281
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  None.

Item 2.    Acquisition or Disposition of Assets

                  None.

Item 3.    Bankruptcy or Receivership

                  None.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On April 16, 2004, PPLUS Trust Series CMT-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,400,000 Class B Trust Certificates.

                  In connection therewith, the Depositor entered into a Series Supplement, dated as of April 16, 2004, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.


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Item 7.    Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired.

                           Not Applicable.

                  (b) Pro forma financial information.

                           Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
----------                                      ------------
1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner &
                              Smith, Incorporated dated April 13, 2004.

4.2 Series Supplement, dated as of April 16, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  None.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  None.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date: April 16, 2004                        By:  /s/    Michael F. Connor
                                                --------------------------------
                                                Name:   Michael F. Connor
                                                Title:  President



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                                INDEX TO EXHIBITS


Exhibit No.                                     Description
-----------                                     -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner &
                              Smith, Incorporated dated April 13, 2004.

4.2 Series Supplement, dated as of April 16, 2004, between Merrill Lynch Depositor, Inc. and
                              The Bank of New York, as trustee and as securities intermediary.